UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2013

POLARIS INDUSTRIES INC.
(Exact name of Registrant as specified in its charter)

Minnesota	1-11411	41-1790959
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)

(763) 542-0500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on April 25, 2013.  Proxies for matters to be voted upon at the Annual Meeting were solicited pursuant to Regulation 14 under the Securities Exchange Act of 1934, as amended.  Three proposals were voted upon at the Annual Meeting.  The proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 8, 2013.  The final results for the votes regarding each proposal are set forth below.

1.	The following nominees were elected as Class I members of the Board of Directors of the Company for three-year terms ending in 2016:
Name	For	Withhold	Broker Non-Vote
Brian C. Cornell	53,684,977	662,955	8,339,005
Bernd F. Kessler	46,674,618	7,673,314	8,339,005
Scott W. Wine	46,322,530	8,025,402	8,339,005
The terms of the following directors continued after the Annual Meeting: Annette K. Clayton, Gary E. Hendrickson, R.M. (Mark) Schreck, William Grant Van Dyke, and John P. Wiehoff.
2.	The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2013 was ratified:
Votes For	Votes Against	Abstentions	Broker Non-Vote
59,825,341	2,573,977	287,619	0
3.	The compensation to the Company’s named executive officers was approved:
Votes For	Votes Against	Abstentions	Broker Non-Vote
53,452,132	716,984	178,816	8,339,005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	April 29, 2013

POLARIS INDUSTRIES INC.

/s/Stacy L. Bogart
Stacy L. Bogart
Vice President – General Counsel and
Secretary

3